UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 24, 2019
(Date of earliest event reported)

 VISTA GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-09025	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7961 Shaffer Parkway, Suite 5
Littleton, CO 80127
(Address of Principal Executive Offices, and Zip Code)

(720) 981-1185
Registrant’s Telephone Number, Including Area Code

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VGZ	TSX & NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Elections of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2019, Vista Gold Corp. (the “Company”) announced the appointment of Douglas Tobler as the Company’s Chief Financial Officer, effective on July 1, 2019.

Mr. Tobler, age 60, previously served as Chief Financial Officer of Lydian International Limited (TSX: LYD) from April 2014 to June 2019. Mr. Tobler provided consulting services in the mining industry through Tobler Advisory LLC from August 2012 to April 2014. Mr. Tobler served as Chief Financial Officer of Alacer Gold Corp. (TSX: ASR) from April 2004 to August 2012. Mr. Tobler has a Bachelor of Science Degree in Business Administration and Accounting from the University of Colorado and is a member of the American Institute of Certified Public Accountants.

Mr. Tobler does not have any family relationship with any other member of the Board of Directors or any executive officer of the Company. The Company has not engaged in any transaction in which Mr. Tobler or a person related to Mr. Tobler had a direct or indirect material interest that is reportable under Item 404(a) of Regulation S-K. To the Company’s knowledge, there is no arrangement or understanding between any of its officers and Mr. Tobler pursuant to which he was selected to serve as an officer.

Item 7.01 Regulation FD

On June 24, 2019, the Company issued a press release that announced entitled “Vista Gold Corp. Appoints Douglas Tobler as Chief Financial Officer”.

A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release dated June 24, 2019*

*The Exhibit related to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA GOLD CORP.
Date: June 24, 2019	By:	/s/ Frederick H. Earnest
Frederick H. Earnest, Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description
99.1       Press Release dated June 24, 2019*

*The Exhibit related to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.